UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2018

BAKER HUGHES, A GE COMPANY			BAKER HUGHES, A GE COMPANY, LLC
(Exact name of registrant as specified in its charter)

Delaware	1-38143	81-4403168	Delaware	1-09397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)	(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17021 Aldine Westfield Road
Houston, Texas 77073

Registrant’s telephone number, including area code: (713) 439-8600

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item  5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Baker Hughes, a GE company (the “Company”) has entered into a letter agreement, dated January 2, 2018, with Belgacem Chariag, pursuant to which, as of that date, Mr. Chariag resigned from his position as Chief Global Operations Officer of the Company and all other officer positions with the Company and its subsidiaries. Mr. Chariag will remain an employee of the Company through January 31, 2018, serving in an advisory capacity and providing transition assistance.

After his employment ends, Mr. Chariag will be entitled to specified payments and benefits under his stay and win award letter on the same basis as if his employment were terminated without cause. He will also remain eligible to earn a bonus for the 2017 performance period under the Executive Officer Short Term Incentive Compensation Plan in accordance with the terms of the plan. In addition, if Mr. Chariag elects to continue healthcare coverage under COBRA for him and his eligible dependents, he will receive a monthly cash payment for 24 months equal to the difference between the COBRA premium and the premium charged to active employees for such coverage.

Pursuant to the letter agreement, Mr. Chariag affirmed certain contractual obligations he has to the Company, including cooperation and assistance, confidentiality, non-competition and non-solicitation, which will remain in effect for specified periods following his employment.

The foregoing description of the letter agreement does not purport to be complete and is qualified in its entirety by reference to the text of the letter agreement, which will be filed as an exhibit to the Company’s Form 10-K for the year ending December 31, 2017.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES, A GE COMPANY

Dated: January 5, 2018	By:	/s/ Lee Whitley
Lee Whitley Corporate Secretary

BAKER HUGHES, A GE COMPANY, LLC

Dated: January 5, 2018	By:	/s/ Lee Whitley
Lee Whitley Corporate Secretary